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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 7, 2000


                               TMP Worldwide Inc.
               (Exact name of issuer as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


          0-21571                                       13-3906555
 (Commission File Number)                  (IRS Employer Identification No.)


                                622 Third Avenue
                               New York, NY 10017
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code (212) 351-7000

                                      None
                (Former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

     On November 7, 2000 TMP Worldwide Inc. (the "Company") issued a release in which it discussed, among other things, its business operations and expected financial results for future periods.

     In the release, among other things, the Company announced its current views as follows.

     The following statements are based on expectations as of November 7, 2000. These statements are forward-looking and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations completed after November 7, 2000. These statements also exclude merger and integration expenses and restructuring costs incurred in connection with companies acquired using the pooling of interests method of accounting. Note that quarterly results are anticipated to reflect the seasonal nature of the Company's businesses.

o The Company believes that its market-leading portfolio of on-line and off-line services, combined with its geographic diversification will position it strongly for the fourth quarter of 2000 and for the total year 2001.

o The Company, for the fourth quarter of 2000, for Interactive anticipates commission and fee growth of 12% over the previous quarter. For total Company commissions and fees, the Company anticipates an increase over the fourth quarter of last year of between 38% to 42%. Operating expenses, including amortization of intangibles and between $33 million and $37 million of marketing and promotion expenses but excluding merger and integration expenses, are expected to be between 85% and 87% of total Company commissions and fees. The Company continues to be comfortable with Wall Street analysts' diluted adjusted earnings per share consensus estimate of $0.30.

o The following is based on the full year 2000 including the fourth quarter estimates stated above. For the full year 2001, the Company anticipates annual interactive commissions and fees to grow 63% over the previous year. For total Company commissions and fees, the Company anticipates an annual increase over 2000 of between 26% and 28%. Operating expenses, including amortization of intangibles, and between $240 million to $260 million of marketing and promotion expenses, but excluding merger and integration expenses, are expected to be between 85% and 87% of total Company commissions and fees. The Company is comfortable with diluted adjusted earnings per share estimates in the range of $1.36 to $1.40. Considering the seasonal nature of the Company's businesses, estimated diluted adjusted earnings per share by quarter range between $0.14 to $0.15 for the first quarter ending March 31, $0.30 to $0.31 for the second quarter ending June 30, $0.45 to $0.46 for the third quarter ending September 30, and $0.47 to $0.48 for the fourth quarter ending December 31 of 2001.

     By including any information in this Current Report on Form 8-K, the Company does not necessarily acknowledge that the information is material.
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FORWARD LOOKING STATEMENTS WARNING

     This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual events or results. Readers are referred to the documents filed by the Company with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of the Company's stock price, intense competition in the Company's markets, changes in demands for the Company's products and services, management of the Company's growth, foreign currency fluctuations and adverse changes in the regulatory environment adversely effecting the Company's business. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TMP WORLDWIDE INC.
                                        (Registrant)


                                        By: /S/ BART CATALANE
                                           ------------------------------------
                                            Bart Catalane
                                            Chief Financial Officer
Dated: November 13, 2000